UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2004

SMTC Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address, of principal executive offices, including zip code)

(905) 479-1810

(Registrant’s Telephone number including area code)

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits – The following exhibits are furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release of SMTC Corporation dated May 17, 2004.

99.2	Transcript of SMTC Corporation’s first quarter 2004 results teleconference held May 17, 2004.

Item 12. Results of Operations and Financial Condition.

On May 17, 2004, SMTC Corporation issued a press release announcing its financial results for its first quarter ended April 4, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

On May 17, 2004, SMTC Corporation held a teleconference announcing its financial results for its first quarter ended April 4, 2004. A transcript of this teleconference is attached as Exhibit 99.2 to this Current Report and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibits, is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

By:	/s/ Linda Millage
Name:	Linda Millage
Title:	Principal Financial Officer

Date: May 19, 2004

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of SMTC Corporation dated May 17, 2004.

99.2	Transcript of SMTC Corporation’s first quarter 2004 results teleconference held May 17, 2004.

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